United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of

the Securities Exchange Act of 1934

x Filed by the Registrant	o Filed by a Party other than the Registrant

Check the appropriate box:
o	Preliminary Proxy Statement
o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o	Definitive Proxy Statement
x	Definitive Additional Materials
o	Soliciting Material under § 240.14a-12

PUBLIC STORAGE

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
x	No fee required.
o	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:
o	Fee paid previously with preliminary materials.
o

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

C 1234567890 IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet Go to www.envisionreports.com/psa Or scan the QR code with your smartphone Follow the steps outlined on the secure website Shareholders’ Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Public Storage 2016 Annual Meeting of Shareholders to be Held on April 25, 2016. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! THIS IS NOT A PROXY CARD. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2015 Annual Report are available at: www.envisionreports.com/psa Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. : Step 1: Go to www.envisionreports.com/psa to view the materials. Step 2: Click on “Cast Your Vote” or “Request Materials.” Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 15, 2016 to facilitate timely delivery. COY + 029BOC

Shareholders’ Meeting Notice The Public Storage 2016 Annual Meeting of Shareholders will be held on April 25, 2016 at the Westin Pasadena, located at 191 North Los Robles, Pasadena, CA 91101, at 11:00 AM Pacific Daylight Time. Proposals to be voted on at the meeting along with the Board of Trustees’ recommendations are listed below. The Board of Trustees recommends a vote FOR all the listed nominees and FOR Proposals 2, 3 and 4. 1. Election of the following Trustees: 01 Ronald L. Havner, Jr. 02 Tamara Hughes Gustavson 03 Uri P. Harkham 04 B. Wayne Hughes, Jr. 05 Avedick B. Poladian 06 Gary E. Pruitt 07 Ronald P. Spogli 08 Daniel C. Staton 2. Advisory vote to approve executive compensation. 3. Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. 4. Approval of the 2016 Equity and Performance-Based Incentive Compensation Plan. 5. Other matters: In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting. The record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof is March 1, 2016. THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS NOTICE – To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/psa. Click “Cast Your Vote” or “Request Materials.” Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy materials Public Storage” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 15, 2016. 029BOC